LICENSING AGREEMENT	12 Months Ended
Aug. 31, 2021
Licensing And Endorsement Agreement [Abstract]
LICENSING AGREEMENT	LICENSING AGREEMENT
On October 4, 2016, the Company entered into a licensing agreement with Swear Net Inc. (the Trailer Park Boys Inc. “TPB”) for an exclusive product and branding partnership superseded by a licensing agreement with TPB dated April 15, 2020 and terminated on September 14, 2020 subject to transitionary licensing provisions until April 30, 2021. In exchange for services, the Company paid $100 in cash and issued 150,000 options at a strike price of $1.52 per share. The fee was being recognized over the life of the agreement of five years as services are delivered. For the year ended August 31, 2021, $24 (August 31, 2020 - $22) had been amortized to share-based compensation and $59 (August 31, 2020 - $32) has been amortized to selling and marketing expenses. At August 31, 2021, the Company recorded the current portion of the cash payment and stock options fee of $nil (2020 - $57) as a prepaid expense and the long-term portion of the fee of $Nil (August 31, 2020 - $2) in deferred charges on the consolidated statements of financial position.

Under the agreement, the Company issued an additional 350,000 in options at a price of $1.52 which vest in accordance with certain conditions being met. As of August 31, 2020, these conditions were met. For the year ended August 31, 2021, $55 (August 31, 2020 - $51) had been expensed to share-based compensation. At August 31, 2021, the Company had recorded the current portion of the stock options fee of $nil (August 31, 2020 - $51) as a prepaid expense and the long-term portion of the fee of $nil (August 31, 2020 - $4) in deferred charges on the consolidated statement of financial position.